PROVISIONS	12 Months Ended
Dec. 31, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
PROVISIONS	PROVISIONS
The following table presents the change in the decommissioning liabilities for the company:

(MILLIONS)	2020	2019
Balance, beginning of the year	$442	$341
Acquisitions through business combinations	23	33
Reduction arising from payments/derecognition	—	(1)
Accretion	13	15
Changes in estimates	80	55
Foreign exchange	9	(1)
Balance, end of the year	$567	$442
The company has recorded decommissioning retirement obligations associated with certain power generating assets. The decommissioning retirement obligation has been established for hydroelectric, wind and solar operation sites that are expected to be restored between the years 2031 to 2054. The estimated cost of decommissioning activities is based on a third-party assessment.
For details on other legal provisions, please refer to Note 25 – Commitments, contingencies and guarantees.